Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

MANAGERS AMG FQ U.S. EQUITY FUND

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

Supplement dated March 22, 2013 to the Statement of Additional Information dated March 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund, (each a “Fund” and collectively, the “Funds”), each a series of Managers Trust I, contained in the Funds’ Statement of Additional Information (the “SAI”), dated as noted above.

With respect to the section titled “Additional Investment Policies - Investment Techniques and Associated Risks - Derivative Instruments - Limitations on Use of Futures and Options on Futures” appearing on pages 7-8 of the Funds’ SAI, the final paragraph is hereby deleted and replaced with the following:

Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund are commodity pools under the Commodity Exchange Act (“CEA”) and the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to these Funds. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, and Managers AMG FQ Global Essentials Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase the Funds’ expenses, adversely affecting the Funds’ total return.

Managers AMG FQ Tax-Managed U.S. Equity Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither Managers AMG FQ Tax-Managed U.S. Equity Fund nor the Investment Manager (with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, Managers AMG FQ Tax-Managed U.S. Equity Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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